1996 Plan
                                                            (3-yr cliff vesting)

                           GOLD BANC CORPORATION, INC.
                           ---------------------------

                              RESTRICTED STOCK UNIT
                                 AWARD AGREEMENT


Date of Grant:                                     Number of Units:
               ---------------                                      ------------


      AGREEMENT, dated as of ___________, 2005, between Gold Banc Corporation, Inc., a Kansas corporation (the "Company"), and ______________ (the "Grantee").

      WHEREAS, Grantee is a valued and trusted employee of the Company or one of its Affiliates; and

      WHEREAS, the Company has elected to award Grantee Restricted Stock Units pursuant to and in accordance with the Gold Banc Corporation, Inc. 1996 Equity Compensation Plan (the "Plan"), in order that Grantee thereby may be induced to maintain an ownership interest in the Shares and to advance the interests of the Company and its Affiliates; and

      WHEREAS, for purposes of this Agreement, "Restricted Stock Units" shall mean Performance Shares as provided in Section 8 of the Plan;

      NOW, THEREFORE, in consideration of these premises and the mutual agreements and covenants contained herein, the parties hereto agree as follows:

      1. Definitions. Capitalized terms used in this Agreement but not defined herein shall have the meaning set forth in the Plan.

      2. Grant of Restricted Stock Units. Subject to the conditions and restrictions set forth in this Agreement and in the Plan, the Company hereby grants and awards to Grantee and credits to a separate account maintained on the books of the Company ("Account") that number of Restricted Stock Units identified above opposite the heading "Number of Units" (the "Units"). On any date, the value of each Unit shall equal the Fair Market Value of a Share. All amounts credited to Grantee's Account under this Agreement shall continue for all purposes to be a part of the general assets of the Company. Grantee's interest in the Account shall make him or her only a general, unsecured creditor of the Company. The Units may not be sold, transferred, gifted, bequeathed, pledged, assigned, or otherwise alienated or hypothecated, voluntarily or involuntarily. The rights of Grantee with respect to the Units shall remain forfeitable at all times prior to the date on which such rights become vested (the "Vesting Date," as defined below).

      3. Vesting Date. Subject to Section 5 hereof and any other exceptions set forth elsewhere herein or in the Plan, the Vesting Date for the Units shall be the third anniversary date of the Date of Grant. The Committee, in its sole discretion, may accelerate the Vesting Date for any or all of the Units if in its judgment the performance of Grantee has warranted such acceleration and/or such acceleration is in the best interests of the Company, including, but not limited to, in the event of Grantee's death or Disability.

      4. Cancellation of Units. If Grantee's employment with the Company or any of its Affiliates is Terminated prior to the Vesting Date other than by death or Disability, Grantee shall thereupon immediately forfeit any and all unvested Units, and the full ownership of such Units shall thereupon revert to the Company. Upon such forfeiture, Grantee shall have no further rights under this Agreement. For purposes of this Agreement, transfer of employment between the Company and any of its Affiliates (or between Affiliates) shall not constitute a Termination of Service. In the event of Grantee's death or Disability, any vested but unpaid Units shall be paid to Grantee or Grantee's guardian, estate or designated beneficiary, as applicable.

      5. Change of Control. Notwithstanding any provision herein to the contrary, in the event of a Change of Control, any Units that have not theretofore vested shall vest as of the date of such Change of Control.

      6. Designation of Beneficiary. Grantee may designate a person or persons to receive, in the event of the death of Grantee, any Units then vesting or vested but not paid prior to Grantee's death. Such designation must be made either in the space indicated at the end of this Agreement or upon forms supplied by and delivered to the Company and may be revoked in writing. If Grantee fails effectively to designate a beneficiary, the estate of Grantee will be deemed to be the beneficiary of Grantee with respect to any such Units.

      7. Adjustments. Notwithstanding any provision herein to the contrary, in the event of any change in the number of outstanding Shares effected without receipt of consideration therefor by the Company, by reason of a merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, stock split, share combination or other change in the corporate structure of the Company affecting the Shares, the Units then subject to this Agreement will be automatically adjusted to accurately and equitably reflect the effect thereon of such change; provided, however, that any fractional share resulting from such adjustment shall be eliminated. In the event of a dispute concerning such adjustment, the decision of the Committee will be conclusive.

      8. Form and Timing of Payment. On the first to occur of the following events, the Company shall cause to be issued, as soon as practicable, in Grantee's name or in the name of Grantee's legal representatives, beneficiaries or heirs, as the case may be, a number of Shares equal to the aggregate number of vested Units credited to Grantee's Account as of such date:

           (a)  The Vesting Date;

           (b) The first date in which occurs a Change of Control; or

           (c) The date of Grantee's death or Disability.

The Committee, in its sole discretion, may pay Grantee an amount of cash equal to the Fair Market Value of the vested Units in lieu of issuing Shares or may pay Grantee any combination of cash and Shares.


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


      9. No Rights as Shareholder. The grant of the Units hereunder does not and shall not entitle Grantee to any rights of a shareholder of the Company with respect to any Shares. The rights of Grantee with respect to the Units shall remain forfeitable at all times prior to the date on which such rights become vested, and the restrictions with respect to the Units lapse, in accordance with Sections 3, 4 or 5 above.

      10. Effect on Employment. The grant of the Units provided herein shall not, in and of itself, confer upon Grantee any right to continue in the employment of the Company or its Affiliates or to continue to perform services therefor and shall not in any way interfere with the right of the Company or its Affiliates to terminate the services of Grantee as an employee or officer at any time.

      11. Tax Withholding. To the extent that the vesting of any of the Units granted hereunder may obligate the Company to pay withholding taxes on behalf of Grantee, the Company will pay the minimum amount of such withholding taxes then due by (i) withholding such amount from Grantee's wages or other payments due to Grantee, or (ii) paying such amount from funds or Shares already owned and then delivered by Grantee to the Company for such purpose, or (iii) withholding some of the Units otherwise then distributable to Grantee, or (iv) any combination of
(i), (ii) or (iii), above.

      12. Restriction on Transfer. The Units and any rights under this Agreement may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of by Grantee otherwise than by will or by the laws of descent and distribution, and any such purported sales, assignment, transfer, pledge, hypothecation or other disposition shall be void and unenforceable against the Company. Notwithstanding the foregoing, Grantee may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of Grantee and receive any property distributable with respect to the Units upon the death of Grantee.

      13. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of Kansas, excluding its conflict of laws provisions.

      14. Administration. The authority to manage and control the operation and administration of this Agreement shall be vested in the Committee, and the Committee shall have all powers with respect to this Agreement as it has with respect to the Plan. Any interpretation of the Agreement by the Committee and any decision made by it with respect to the Agreement is final and binding.

      15. Effect of Plan. Grantee acknowledges that in the event of any inconsistency between the provisions of this Agreement and the Plan, the provisions of the Plan will control.



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




      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed and Grantee has hereunto set his or her hand on the day and year first above written.

                               GOLD BANC CORPORATION, INC.


                               By:
                                  ----------------------------------------------
                               Title:
                                     -------------------------------------------


                               GRANTEE



                               -------------------------------------------------
                               Name:


Designation of Beneficiary


------------------------------
(Relationship to Grantee)

                               -------------------------------------------------
                                          (Name of Beneficiary)

                               -------------------------------------------------
                                          (Street Address)

                               -------------------------------------------------
                                          (City, State, Zip Code)

                               -------------------------------------------------
                                          (Social Security Number)



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